                                                                    EXHIBIT 99.4

CASE NAME:         KEVCO GP, INC.                                  ACCRUAL BASIS

CASE NUMBER:       401-40786-BJH-11

JUDGE:             BARBARA J. HOUSER

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS
                           --------             -----

                               FORT WORTH DIVISION
                               ----------

                            MONTHLY OPERATING REPORT

                          MONTH ENDING: APRIL 30, 2002
                                        --------------

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS - 7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ WILFORD W. SIMPSON                                       TREASURER
---------------------------------------             ----------------------------
Original Signature of Responsible Party                        Title

WILFORD W. SIMPSON                                          MAY 30, 2002
---------------------------------------             ----------------------------
Printed Name of Responsible Party                              Date


PREPARER:

/s/ DENNIS S. FAULKNER                                 ACCOUNTANT FOR DEBTOR
---------------------------------------             ----------------------------
Original Signature of Preparer                                 Title

DENNIS S. FAULKNER                                          MAY 30, 2002
---------------------------------------             ----------------------------
Printed Name of Preparer                                        Date

CASE NAME:         KEVCO GP, INC.                              ACCRUAL BASIS - 1

CASE NUMBER:       401-40786-BJH-11

COMPARATIVE BALANCE SHEET

                                                              SCHEDULED              MONTH
ASSETS                                                          AMOUNT               APR-02              MONTH             MONTH
------                                                          ------               ------              -----             -----
1.  Unrestricted Cash
2.  Restricted Cash
3.  Total Cash                                                         0                    0
4.  Accounts Receivable (Net)
5.  Inventory
6.  Notes Receivable
7.  Prepaid Expenses
8.  Other (Attach List)                                                0                    0
9.  Total Current Assets                                               0                    0
10. Property, Plant & Equipment
11. Less: Accumulated Depreciation/Depletion
12. Net Property, Plant & Equipment                                    0                    0
13. Due From Insiders
14. Other Assets - Net of Amortization (Attach List)                   0                    0
15. Other (Attach List)                                          360,837              360,837
16. Total Assets                                                 360,837              360,837

POST PETITION LIABILITIES

17. Accounts Payable
18. Taxes Payable
19. Notes Payable
20. Professional Fees
21. Secured Debt
22. Other (Attach List)                                                                     0
23. Total Post Petition Liabilities                                                         0

PRE PETITION LIABILITIES

24. Secured Debt (FOOTNOTE)                                   75,885,064           13,768,129
25. Priority Debt
26. Unsecured Debt
27. Other (Attach List)                                      128,815,071          128,791,803
28. Total Pre Petition Liabilities                           204,700,135          142,559,932
29. Total Liabilities                                        204,700,135          142,559,932

EQUITY

30. Pre Petition Owners' Equity                                                  (204,339,298)
31. Post Petition Cumulative Profit Or (Loss)
32. Direct Charges To Equity (Attach Explanation) (FOOTNOTE)                       62,140,203
33. Total Equity                                                                 (142,199,095)
34. Total Liabilities and Equity                                                      360,837

This form  X  does     does not have related footnotes on Footnotes Supplement.
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CASE NAME:         KEVCO GP, INC.                                SUPPLEMENT TO

CASE NUMBER:       401-40786-BJH-11                            ACCRUAL BASIS - 1

COMPARATIVE BALANCE SHEET


                                                        SCHEDULED             MONTH
ASSETS                                                   AMOUNT               APR-02              MONTH             MONTH
------                                                  ---------             ------              -----             -----
A.
B.
C.
D.
E.
TOTAL OTHER ASSETS -  LINE 8                                     0                   0

A.
B.
C.
D.
E.
TOTAL OTHER ASSETS NET OF
AMORTIZATION -  LINE 14                                          0                   0

A.  Investment in Subsidiaries                             360,837             360,837
B.
C.
D.
E.
TOTAL OTHER ASSETS -  LINE 15                              360,837             360,837

POST PETITION LIABILITIES
A.
B.
C.
D.
E.
TOTAL OTHER POST PETITION
LIABILITIES -  LINE 22                                                               0

PRE PETITION LIABILITIES
A.  Interco.Payables (FOOTNOTE)                            315,071             291,803
B.  10 3/8% Senior Sub. Notes                          105,000,000         105,000,000
C.  Sr. Sub. Exchangeable Notes                         23,500,000          23,500,000
D.
E.

TOTAL OTHER PRE PETITION
LIABILITIES -  LINE 27                                 128,815,071         128,791,803

CASE NAME:         KEVCO GP, INC.                             ACCRUAL BASIS - 2

CASE NUMBER:       401-40786-BJH-11

INCOME STATEMENT

                                                    MONTH                                                             QUARTER
REVENUES                                           APR-02                    MONTH                MONTH                TOTAL
--------                                           ------                    -----                -----                -----
1.   Gross Revenues                                                                                                      0
2.   Less: Returns & Discounts                                                                                           0
3.   Net Revenue                                      0                                                                  0

COST OF GOODS SOLD

4.   Material                                                                                                            0
5.   Direct Labor                                                                                                        0
6.   Direct Overhead                                                                                                     0
7.   Total Cost Of Goods Sold                         0                                                                  0
8.   Gross Profit                                     0                                                                  0

OPERATING EXPENSES

9.   Officer / Insider Compensation                                                                                      0
10.  Selling & Marketing                                                                                                 0
11.  General & Administrative                                                                                            0
12.  Rent & Lease                                                                                                        0
13.  Other (Attach List)                                                                                                 0
14.  Total Operating Expenses                         0                                                                  0
15.  Income Before Non-Operating
     Income & Expense                                 0                                                                  0

OTHER INCOME & EXPENSES

16.  Non-Operating Income (Att List)                                                                                     0
17.  Non-Operating Expense (Att List)                                                                                    0
18.  Interest Expense                                                                                                    0
19.  Depreciation / Depletion                                                                                            0
20.  Amortization                                                                                                        0
21.  Other (Attach List)                                                                                                 0
22.  Net Other Income & Expenses                      0                                                                  0

REORGANIZATION EXPENSES

23.  Professional Fees                                                                                                   0
24.  U.S. Trustee Fees                                                                                                   0
25.  Other (Attach List)                                                                                                 0
26.  Total Reorganization Expenses                    0                                                                  0
27.  Income Tax                                                                                                          0
28.  Net Profit (Loss)                                0                                                                  0

This form     does  X  does not have related footnotes on Footnotes Supplement.
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CASE NAME:         KEVCO GP, INC.                             ACCRUAL BASIS - 3

CASE NUMBER:       401-40786-BJH-11

CASH RECEIPTS AND                                     MONTH                                                       QUARTER
DISBURSEMENTS                                         APR-02              MONTH               MONTH                TOTAL
-------------                                         ------              -----               -----                -----
1.    Cash - Beginning Of Month                         0                                                            0

RECEIPTS FROM OPERATIONS

2.    Cash Sales                                                                                                     0

COLLECTION OF ACCOUNTS RECEIVABLE

3.    Pre Petition                                                                                                   0
4.    Post Petition                                                                                                  0
5.    Total Operating Receipts                          0                                                            0

NON-OPERATING RECEIPTS

6.    Loans & Advances (Attach List)                                                                                 0
7.    Sale of Assets                                                                                                 0
8.    Other (Attach List)                                                                                            0
9.    Total Non-Operating Receipts                      0                                                            0
10.   Total Receipts                                    0                                                            0
11.   Total Cash Available                              0                                                            0

OPERATING DISBURSEMENTS

12.   Net Payroll                                                                                                    0
13.   Payroll Taxes Paid                                                                                             0
14.   Sales, Use & Other Taxes Paid                                                                                  0
15.   Secured / Rental / Leases                                                                                      0
16.   Utilities                                                                                                      0
17.   Insurance                                                                                                      0
18.   Inventory Purchases                                                                                            0
19.   Vehicle Expenses                                                                                               0
20.   Travel                                                                                                         0
21.   Entertainment                                                                                                  0
22.   Repairs & Maintenance                                                                                          0
23.   Supplies                                                                                                       0
24.   Advertising                                                                                                    0
25.   Other (Attach List)                               0                                                            0
26.   Total Operating Disbursements                     0                                                            0

REORGANIZATION DISBURSEMENTS

27.   Professional Fees                                                                                              0
28.   U.S. Trustee Fees                                                                                              0
29.   Other (Attach List)                               0                                                            0
30.   Total Reorganization Expenses                     0                                                            0
31.   Total Disbursements                               0                                                            0
32.   Net Cash Flow                                     0                                                            0
33.   Cash - End of Month                               0                                                            0

This form     does  X   does not have related footnotes on Footnotes Supplement.
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CASE NAME:         KEVCO GP, INC.                              ACCRUAL BASIS - 4

CASE NUMBER:       401-40786-BJH-11

                                                  SCHEDULED             MONTH
ACCOUNTS RECEIVABLE AGING                          AMOUNT               APR-02              MONTH           MONTH
-------------------------                         ---------             ------              -----           -----
1.   0 - 30
2.   31 - 60
3.   61 - 90
4.   91 +
5.   Total Accounts Receivable                        0                   0
6.   (Amount Considered Uncollectible)
7.   Accounts Receivable (Net)                        0                   0

AGING OF POST PETITION
TAXES AND PAYABLES                                              MONTH:  April-02
                                                                        --------

                                       0 - 30       31 - 60      61 - 90        91 +
TAXES PAYABLE                           DAYS         DAYS          DAYS         DAYS         TOTAL
-------------                          ------       -------      -------        ----         -----
1.   Federal                                                                                   0
2.   State                                                                                     0
3.   Local                                                                                     0
4.   Other (Attach List)                 0            0              0            0            0
5.   Total Taxes Payable                 0            0              0            0            0
6.   Accounts Payable                                                                          0

STATUS OF POST PETITION TAXES                                    MONTH: April-02
                                                                        --------


                                       BEGINNING TAX      AMOUNT WITHHELD                          ENDING TAX
FEDERAL                                  LIABILITY *       AND/OR ACCRUED      (AMOUNT PAID)        LIABILITY
-------                                -------------      ---------------      -------------        ---------
1.   Withholding **                                                                                0
2.   FICA - Employee **                                                                            0
3.   FICA - Employer **                                                                            0
4.   Unemployment                                                                                  0
5.   Income                                                                                        0
6.   Other (Attach List)                     0                  0                0                 0
7.   Total Federal Taxes                     0                  0                0                 0

STATE AND LOCAL

8.   Withholding                                                                                   0
9.   Sales                                                                                         0
10.  Excise                                                                                        0
11.  Unemployment                                                                                  0
12.  Real Property                                                                                 0
13.  Personal Property                                                                             0
14.  Other (Attach List)                     0                  0                0                 0
15.  Total State And Local                   0                  0                0                 0
16.  Total Taxes                             0                  0                0                 0

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.

This form     does  X   does not have related footnotes on Footnotes Supplement.
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ASE NAME:         KEVCO GP, INC.                             ACCRUAL BASIS - 5

CASE NUMBER:       401-40786-BJH-11

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                                MONTH: April-02
                                                                       --------


BANK RECONCILIATIONS                        Account # 1        Account # 2
--------------------                        -----------        -----------
A.   BANK:                                                                       Other Accounts             TOTAL
B.   ACCOUNT NUMBER:                                                              (Attach List)
C.   PURPOSE (TYPE):
1.   Balance Per Bank Statement                                                         0                     0
2.   Add: Total Deposits Not Credited                                                   0                     0
3.   Subtract: Outstanding Checks                                                       0                     0
4.   Other Reconciling Items                                                            0                     0
5.   Month End Balance Per Books                 0                   0                  0                     0
6.   Number of Last Check Written

INVESTMENT ACCOUNTS

                                          DATE                    TYPE OF
BANK, ACCOUNT NAME & NUMBER            OF PURCHASE              INSTRUMENT              PURCHASE PRICE          CURRENT VALUE
---------------------------          ----------------        ------------------         --------------          -------------

7.

8.

9.

10.  (Attach List)                                                                              0                     0

11.  Total Investments                                                                          0                     0

CASH

12.  Currency On Hand                                                                                                 0
13.  Total Cash - End of Month                                                                                        0

This form     does  X   does not have related footnotes on Footnotes Supplement.
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CASE NAME:         KEVCO GP, INC.                             ACCRUAL BASIS - 6

CASE NUMBER:       401-40786-BJH-11
                                                                MONTH: April-02
                                                                       --------

PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the Total Disbursements shown for the month, list the amount paid to Insiders (as defined in Section 101 (31) (A) - (F) of the U.S. Bankruptcy Code) and to Professionals. Also, for payments to Insiders, identify the type of compensation paid (e.g. salary, bonus, commissions, insurance, housing allowance, travel, car allowance, etc.). Attach additional sheets if necessary.

                                    INSIDERS

                                   TYPE OF            AMOUNT            TOTAL PAID
            NAME                   PAYMENT             PAID              TO DATE
            ----                   -------            -------           ----------
1.
2.
3.
4.
5.   (Attach List)                                       0                  0
6.   Total Payments To Insiders                          0                  0

                                  PROFESSIONALS

                                     DATE OF
                                   COURT ORDER                                                  TOTAL
                                   AUTHORIZING       AMOUNT       AMOUNT      TOTAL PAID       INCURRED
           NAME                      PAYMENT        APPROVED       PAID         TO DATE       & UNPAID *
           ----                    -----------      --------      ------      ----------      ----------
1.
2.
3.
4.
5.   (Attach List)                                      0           0              0               0
6.   Total Payments To Professionals                    0           0              0               0

         * Include all fees incurred, both approved and unapproved

           POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
                                PROTECTION PAYMENTS

                                  SCHEDULED        AMOUNTS          TOTAL
                                   MONTHLY           PAID          UNPAID
                                  PAYMENTS          DURING          POST
  NAME OF CREDITOR                   DUE            MONTH         PETITION
  ----------------                ---------        -------        --------
1.   Bank of America                                  0          13,768,129
2.
3.
4.
5.   (Attach List)                    0               0                   0
6.   TOTAL                            0               0          13,768,129

This form     does  X  does not have related footnotes on Footnotes Supplement.
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CASE NAME:         KEVCO GP, INC.                             ACCRUAL BASIS - 7

CASE NUMBER:       401-40786-BJH-11                             MONTH: April-02
                                                                       --------
QUESTIONNAIRE

                                                                                                                 YES        NO
                                                                                                                 ---        --
1.   Have any Assets been sold or transferred outside the normal course of business this reporting period?                  X

2.   Have any funds been disbursed from any account other than a debtor in possession account?                              X

3.   Are any Post Petition Receivables (accounts, notes, or loans) due from related parties?                                X

4.   Have any payments been made on Pre Petition Liabilities this reporting period?                                         X

5.   Have any Post Petition Loans been received by the debtor from any party?                                               X

6.   Are any Post Petition Payroll Taxes past due?                                                                          X

7.   Are any Post Petition State or Federal Income Taxes past due?                                                          X

8.   Are any Post Petition Real Estate Taxes past due?                                                                      X

9.   Are any other Post Petition Taxes past due?                                                                            X

10.  Are any amounts owed to Post Petition creditors delinquent?                                                            X

11.  Have any Pre Petition Taxes been paid during the reporting period?                                                     X

12.  Are any wage payments past due?                                                                                        X

If the answer to any of the above questions is "Yes", provide a detailed explanation of each item. Attach additional sheets if necessary.

INSURANCE


                                                                                                                 YES        NO
                                                                                                                 ---        --
1.   Are Worker's Compensation, General Liability and other necessary insurance coverages in effect?              X

2.   Are all premium payments paid current?                                                                       X

3.   Please itemize policies below.

If the answer to any of the above questions is "No", or if any policies have been canceled or not renewed during this reporting period, provide an explanation below. Attach additional sheets if necessary.

Debtor has no operations.

                              INSTALLMENT PAYMENTS

  TYPE OF POLICY                  CARRIER                         PERIOD COVERED                PAYMENT AMOUNT & FREQUENCY
  --------------                  -------                         --------------                --------------------------
General Liability            Aon Risk Services                     3/1/02-9/1/02                  Semi-Annual     $98,598
D&O Liability                Great American Insurance          11/1/2001-10/31/2004               Annual          $64,657

This form  X  does     does not have related footnotes on Footnotes Supplement.
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CASE NAME:         KEVCO GP, INC.                           FOOTNOTES SUPPLEMENT

CASE NUMBER:       401-40786-BJH-11                         ACCRUAL BASIS

                                                            MONTH:      April-02
                                                                        --------

ACCRUAL
BASIS
FORM
NUMBER   LINE NUMBER       FOOTNOTE / EXPLANATION
------   -----------       ----------------------
  1          24            The direct charges to equity are due to the secured
  1          32            debt reductions pursuant to sales of Kevco
                           Manufacturing, L.P.'s operating divisions, the asset
                           sale of the South Region of Kevco Distribution as
                           well as direct cash payments. The secured debt owed
                           to Bank of America by Kevco, Inc. (Case No.
                           401-40783-BJH-11) has been guaranteed by all of its
                           co-debtors (See Footnote 1,27A); therefore, the
                           secured debt is reflected as a liability on all of
                           the Kevco entities. The charge to equity is simply an
                           adjustment to the balance sheet.


  1          27A           Intercompany payables are to co-debtors Kevco
                           Management Co. (Case No. 401-40788-BJH-11), Kevco
                           Distribution, LP (Case No. 401-40789-BJH-11), Kevco
                           Manufacturing, LP (Case No. 401-40784-BJH-11), Kevco
                           Holding, Inc. (Case No. 401-40785-BJH-11), Kevco,
                           Inc. (Case No. 401-40783-BJH-11), DCM Delaware, Inc.
                           (Case No. 401-40787-BJH-11), and Kevco Components,
                           Inc. (Case No. 401-40790-BJH-11).